EXHIBIT 10(k)

                                 NON-NEGOTIABLE
                                 PROMISSORY NOTE

$
 ___________________                                      _______________, 20__

         FOR VALUE RECEIVED, (the "Maker") promises to pay to the order of GMRI, Inc., a Florida corporation (which together with any successor, assignee or endorsee is hereinafter referred to as the "Holder"), at 5900 Lake Ellenor Drive, Orlando, Florida 32809, or at such other place as the Holder may designate in writing, in lawful money of the United States of America, the principal sum of ______________ and ____/100 Dollars ($_______), together with interest as described below and in accordance with the following terms and provisions:

         1. Interest Rate; Default Interest Rate.  Interest will  accrue  on the
            ------------------------------------
outstanding principal balance of this Note at a rate of ______% (the applicable federal rate for mid-term loans with semi-annual compounding for the month in which the Note is executed) per annum. In addition, after a default by the Maker under this Note or under any document securing payment of this Note, interest will accrue on the outstanding principal balance hereof at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by law.

         2. Interest Payments.  For so  long as the Maker remains on the  active
            -----------------
payroll of Darden Restaurants, Inc. or any of its wholly owned subsidiaries (the "Company"), accrued interest will be payable in arrears beginning in weekly installments by automatic payroll deduction on each successive payroll payment date of the Company during the term of this Note until all outstanding principal and interest under this Note have been paid in full. If the Maker leaves the active payroll of the Company prior to full and final payment of this Note and does so without triggering a default or accelerated maturity under the Note, then accrued interest will be payable in arrears in monthly installments beginning on the first day of the first full calendar month following the Maker's change in payroll status and continuing on the first day of each successive calendar month until all outstanding principal and interest under this Note have been paid in full. All prorations and other determinations of interest payable under this Note will be calculated on the basis of the actual number of days in the calendar week, calendar month or calendar year for which such proration or determination is being made, and the actual number of days during which the principal balance remains outstanding. Unpaid interest will be compounded semiannually.

         3. Principal Payments. Payment of  the principal of this  Note will  be
            ------------------
made in three installments on the fifth, sixth and seventh anniversary of the date of this Note. Twenty-five percent (25%) of the then outstanding principal balance of this Note will be due and payable on each of the fifth and sixth anniversaries of the date hereof. On the seventh anniversary of the date of this Note, the entire remaining outstanding principal balance together with all accrued unpaid interest will be due and payable.

         4. Security and Purpose of Loan. The Maker's payment and performance of
            ----------------------------
all the terms and conditions of this Note are secured by a stock pledge agreement of even date herewith executed by the Maker and the Holder (the "Pledge Agreement"). The loan evidenced by this Note is made to assist the Maker in satisfying the terms and conditions of the Fiscal 1998 Stock Purchase/Option Award of Darden Restaurants, Inc. (the "2000 Award"). The Maker will use all proceeds of the loan to purchase "Deposit Shares," as defined in the Special Terms and Conditions of the 2000 Award, and for no other purpose.

         5. Prepayment.  This  Note  may be  prepaid  in whole or in part at any
            ----------
time without penalty. In addition, partial prepayments of principal will be made by the Maker if required under the Pledge Agreement.

         6. Default and Accelerated Maturity. If any  amount under  this Note or
            --------------------------------
under the Pledge Agreement is not paid when due and such default continues for five (5) days thereafter, the entire principal balance of this Note and all accrued interest thereon will become immediately due and payable. If any covenant, term, condition or other provision in this Note or in the Pledge Agreement is not performed, fulfilled, satisfied or met as promised or required, and such failure does not constitute a monetary default triggering acceleration under the preceding sentence, then the Holder will notify the Maker of the default. If the default is not fully rectified and cured within fifteen (15) days after the date of the notice, the entire principal balance of this Note and all accrued interest thereon will become immediately due and payable.

        Without limiting the generality of the foregoing, the entire outstanding principal balance of this Note, together with all accrued interest thereon, will become immediately due and payable without notice on the following dates:
         (a) the date of any voluntary or involuntary termination of the Maker's employment with the Company, provided that this subsection will not apply to termination of the Maker's employment by (i) death of the Maker, provided the debt evidenced by this Note is assumed in writing by all heirs, beneficiaries and other persons or entities succeeding to the Maker's ownership interest in all or any portion of the "Collateral" (as defined in the Pledge Agreement) within ninety (90) days after the Maker's death, (ii) retirement after age 55 with at least ten years of service with the Company or its predecessors or (iii) if approved in writing by the Holder in its sole discretion, early retirement;

         (b) the date on which the "Collateral" (as defined in the Pledge Agreement) is withdrawn from the pledge account securing this Note, provided that if the "Collateral" is only partially withdrawn, principal and accrued interest under this Note will be payable in the amounts specified in the Pledge Agreement; and

         (c) if the Maker has by that date failed to purchase and place on deposit sufficient "Deposit Shares" to satisfy his or her "Minimum Eligibility Requirement" as more particularly provided and as such terms are defined in the Special Terms and Conditions of the 2000 Award.

         7. Right of Set-Off. The Maker expressly agrees that, if  a  default or
            ----------------
accelerated maturity occurs pursuant to Section 6 of this Note, the Holder has a right of set-off to satisfy the debt evidenced by this Note. The right of set-off will entitle the Holder (a) to withhold any payments owing from the Company to the Maker, including but not limited to salary and bonus payments, pension and retirement benefits, and expense reimbursements, and (b) to draw upon any account maintained by the Company or its agent for the benefit of the Maker or in the Maker's name. The Holder will provide written notice to the Maker prior to exercising this right of set-off.

         8. Late Charge. The Maker will pay to the Holder a late charge equal to
            -----------
five percent (5%) of any amount due under this Note but not received by the Holder within fifteen (15) days after the due date. The Maker agrees that the late charge will be collected not as a penalty, but as compensation to the Holder for the costs of collecting the late payment. This provision will not be construed to extend the due date for any amount required to be paid under this Note. The Holder will have no obligation to accept any late payment not accompanied by the required late charge.

         9. Waiver; Extensions. Presentment,  demand, notice  of  dishonor,  the
            ------------------
homestead exemption, and all other exemptions provided the Maker are waived. No delay, failure or omission by the Holder in exercising any of its rights hereunder or at law or in equity (including, without limitation, the right of acceleration) will be construed as a novation of this Note or will operate as a waiver or prevent the subsequent exercise of any or all of such rights. Acceptance by the Holder of any sum payable under this Note, whether before, on or after the due date of such payment, will not be a waiver of the Holder's right to require prompt payment when due of all other sums payable under this Note or to exercise any of the Holder's rights, powers or remedies under this Note. No extension of the time for any payment under this Note will operate to release, discharge, modify, or otherwise affect the liability of the Maker unless the Holder agrees in writing.

         10. Collection  Costs, Documentary  Stamp Tax  and Other  Expenses. The
             --------------------------------------------------------------
Maker will pay all costs, fees and expenses (including court costs and attorneys' fees) incurred by the Holder in collecting or attempting to collect any amount that becomes due under this Note or in seeking legal advice with respect to a default under this Note. In addition, the Maker will pay all costs and expenses arising out of the execution and delivery of this Note, including but not limited to all documentary stamp taxes and other taxes that may be charged or imposed by local, state or federal governments.

         11. Governing Law; Usury.  This Agreement  will be  governed by Florida
             --------------------
Law. It is the intention of the Maker and the Holder to comply with the usury laws of the United States and the State of Florida. Accordingly, it is agreed that, notwithstanding any provision in this Note to the contrary, this Note will not require the payment of, or permit the collection of interest in excess of the maximum permitted by law.

         12. Notices. All  notices, requests,  demands  and other communications
             -------
with respect to this Note will be in writing and will be delivered by hand, sent prepaid by air courier or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses designated below:

         If to Holder:     GMRI, Inc.
                           Attn: Vice President - Compensation & Benefits
                           5900 Lake Ellenor Drive
                           Orlando, Florida 32809

         If to Maker:      ____________________________________________

                           ____________________________________________

                           ____________________________________________

         Any notice, request, demand or other communication delivered or sent in such manner will be deemed given or made when actually received by the intended recipient. Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, will be deemed to be receipt of the notice, request, demand or other communication sent. The Maker or the Holder may change its address by notifying the other party of the new address in any manner permitted by this section.

         13. Amendments Only in Writing.  This Note or  any provision hereof may
             --------------------------
be waived, changed, modified or discharged only by an agreement in writing signed by the Maker and the Holder.

         14. Time of Essence.   TIME  IS OF THE  ESSENCE  with  respect  to  the
             ---------------
performance by the Maker of each of its obligations hereunder.

         15. Authorization  for  Payroll  Deduction. The  Maker  authorizes  the
             --------------------------------------
Company to deduct amounts due under this Note from payroll installments payable by the Company to the Maker. The Maker agrees that all interest payments due under this Note will be made by way of payroll deduction for so long as the Maker remains on the Company's active payroll, and that no additional authorization, consent or notice will be required for the Company to commence or continue payroll deduction for these purposes.

         IN WITNESS WHEREOF, the Maker has executed this Note in the County of

________________, _______________________________.

                                        _______________________________________

                                        Name:__________________________________

COUNTY OF __________________________

STATE OF  __________________________


        This instrument was executed before me and in my presence this ________ day of __________________, 2000, in ___________ County, ____________ by
___________________________.

                                        _______________________________________
                                        Notary Public
                                        My Commission Expires:_________________

                             STOCK PLEDGE AGREEMENT
THIS STOCK PLEDGE AGREEMENT dated as of __________, 20__ (the "Agreement"), by and between __________________ (the "Pledgor"), ______________ (the "Pledgor's
Spouse") and GMRI, Inc., a Florida corporation (the "Secured Party"), recites and provides:

RECITALS
--------

         The Pledgor has executed and delivered a promissory note of even date herewith (the "Note") made by the Pledgor payable to the order of the Secured Party in the principal amount of $__________, together with accrued interest thereon at the rate of ___% (the applicable federal rate for mid-term loans with semi-annual compounding for the month in which the Note is executed) per annum. The Pledgor has agreed to pledge and deliver to the Secured Party as security for the payment of the indebtedness evidenced by the Note, _____ shares of common stock of Darden Restaurants, Inc., a Florida corporation, in accordance with the terms and conditions set forth in this Agreement. The Pledgor's Spouse has agreed to join in the execution of this Agreement to release all marital property rights, if any, in and to the "Collateral" (defined below).

PLEDGE AGREEMENT
----------------

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1. Pledge of Collateral. The Pledgor hereby assigns and delivers to the
            --------------------
Secured Party, with appropriate stock powers and endorsements in blank or other appropriate instruments of assignment, ______ shares of common stock of Darden Restaurants, Inc. (Such securities, and any replacements or substitutions thereof, and all accessions thereto, are referred to in this document as the "Collateral"). All of the Collateral will be held by the Secured Party subject to the terms and conditions of this Agreement.

         2. Certificates. The Pledgor  agrees to deliver promptly to the Secured
            ------------
Party, with stock powers or endorsements in blank or other appropriate instruments of assignment, all certificates (if any) representing stock dividends or stock splits or rights to purchase or subscribe for additional stock, or other rights, accessions or increments with respect to any securities constituting a portion of the Collateral. Such certificates (if any) will be held by the Secured Party subject to the terms and conditions of this Agreement.

     3.  Secured  Indebtedness.  This  pledge  of  the  Collateral  secures  all
         ---------------------
indebtedness of the Pledgor to the Secured Party evidenced by the Note,including any attorney's fees and other expenses incurred in the collection of the Note.

     4.  Satisfaction of Indebtedness.  Upon payment of the entire  indebtedness
         ----------------------------
of the Pledgor to the Secured Party evidenced by the Note, this Agreement will terminate and all the Collateral will be returned and delivered by the Secured Party to the Pledgor.

        5.  Reduction of  Collateral.   The  Secured Party  has granted  to  the
            -----------------------
Pledgor a certain stock option award dated, pursuant to the Fiscal 1998 Stock Purchase/Option Award of Darden Restaurants, Inc. (the "2000 Award"). Under certain circumstances, more particularly described in the Special Terms and Conditions of the 2000 Award, the Pledgor may be entitled to reduce the Collateral conditioned, however, on a pro rata payment of the indebtedness evidenced by the Note. In the event the Pledgor becomes entitled to reduce the Collateral under the 2000 Award, the Pledgor will notify the Secured Party and simultaneously pay to the Secured Party an amount (the "Paydown") equal to the principal then outstanding under the Note times a fraction, the numerator of which equals the number of shares of common stock by which the Collateral is to be reduced and the denominator of which equals the number of shares of common stock comprising the Collateral prior to the reduction. The Secured Party will apply the Paydown against the indebtedness evidenced by the Note and release to the Pledgor the number of shares of common stock by which the Collateral is to be reduced.

         After full vesting of all Options granted to the Pledgor under the 2000 Award, provided the Pledgor is not then in default under this Agreement or under the Note, the Pledgor may be entitled to reduce the Collateral upon making payments of principal under the Note. The Pledgor will notify the Secured Party at the time of the principal payment that a reduction of the Collateral is requested. Upon receipt of the principal payment and the accompanying notice, the Secured Party will reduce the Collateral by the number of shares of common stock that equals the total of all shares then comprising the Collateral times a fraction, the numerator of which is the amount of principal being paid and the denominator of which is the total outstanding principal under the Note prior to the payment.

         Except as permitted by the 2000 Award or this Agreement, the Collateral may not be reduced or otherwise released prior to the full and final payment of all indebtedness evidenced by the Note.

         6. Pledgor's Representation.   The  Pledgor  represents,  warrants  and
            ------------------------
covenants that he or she is the lawful owner of all of the Collateral, free and clear of all liens or claims of any sort whatsoever, other than the lien established by this Agreement, and that he or she will maintain the Collateral free of all such liens or claims until all indebtedness evidenced by the Note is fully and finally paid.

         7. Further Assurances. The Pledgor  covenants and agrees to execute and
            ------------------
deliver or cause to be executed and delivered, and to do or make or cause to be done or made, upon the request of the Secured Party, any and all agreements, instruments, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by the Secured Party for the purpose of, or in connection with, perfecting and completing the pledge of the Collateral in accordance with the terms and conditions of this Agreement.

         8. Dividends  and Voting  Rights. So long as  there exists  no event of
            -----------------------------
default under this Agreement or under the Note, subject to the provisions of paragraphs 2 and 9 hereof, the Pledgor will have and enjoy all rights attaching to the Collateral, including the right to receive all dividends and the right to exercise any and all voting rights.

         9. Default and Remedies. In the event of any default by the  Pledgor in
            --------------------
the payment of any sum under this Agreement or any indebtedness of the Pledgor evidenced by the Note, which default continues for a period of five (5) days, or any other default under the Note or under this Agreement which continues for a period of fifteen (15) days after written notice given by the Secured Party to the Pledgor in accordance with the provisions of the Note, all right, title and ownership in and to the Collateral will transfer ipso facto to the Secured Party, at its option. The transfer of the Collateral to the Secured Party will include all rights attaching to the Collateral, including the right to receive all dividends and the right to exercise any and all voting rights. Such transfer and delivery of the Collateral will be accepted by the Secured Party in full or partial satisfaction of the outstanding indebtedness evidenced by the Note, which indebtedness will be reduced by an amount equal to the value of the Collateral on the date of its delivery to the Secured Party. The value of the Collateral will be calculated on the basis of the closing price of Darden Restaurants, Inc. common stock on the New York Stock Exchange on the date of transfer to the Secured Party. If the value of the Collateral is insufficient to discharge the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Pledgor will remain liable for the deficiency. If the value of the Collateral equals or exceeds the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Secured Party will transfer to the Pledgor any overage in the form of common stock of Darden Restaurants, Inc. with a cash payment for any fractional share, and thereafter the Pledgor will have no other or further liability arising from such indebtedness.

         10. Expenses. The  Pledgor will pay any and all expenses related to the
             --------
execution of this Agreement and pledge of the Collateral, including any taxes or assessments imposed by local, state or federal governments. The Pledgor will also pay all costs of collection and enforcement of this Agreement and the Note (including reasonable attorneys' fees) in the event of default or failure of the Pledgor to fulfill any term, covenant or condition under this Agreement, the Note, or the 2000 Award. Any other expenses incurred in connection with this Agreement or the pledge of the Collateral hereunder will be borne by the Secured Party and will not be charged against or paid from the Collateral.

     11.  Binding  Agreement;  Governing  Law. This Pledge  Agreement  will bind
          -----------------------------------
the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement will be governed by Florida Law.

     12. Joinder of  Pledgor's  Spouse.   The  Pledgor's  Spouse  joins  in  the
         -----------=-----------------
execution of this Agreement to evidence his or her consent to the pledge of the Collateral by the Pledgor, and to release any and all marital rights that may exist in and to the Collateral.


         IN WITNESS WHEREOF, the Pledgor, the Pledgor's Spouse and the Secured Party have executed or caused this Pledge Agreement to be executed in their names as of the date first above written.

PLEDGOR                                     PLEDGOR'S SPOUSE


_____________________________________       ____________________________________

Name:________________________________       Name:_______________________________

SECURED PARTY

GMRI, INC.

By:    ______________________________________________

Title: ______________________________________________



COUNTY OF _________________________

STATE OF  _________________________


This instrument was executed before me and in my presence this _______ day of ____________________, 20__, in ________ County, ___________, by _______________.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________
COUNTY OF  ________________________

STATE OF   ________________________


This instrument was executed before me and in my presence this ___ day of ____________, 20___, in _____________ County, _____________ by ________________.



                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________
COUNTY OF __________________________

STATE OF  __________________________


The foregoing instrument was acknowledged before me this ___ day of __________,
20___, by _____________________________ of   GMRI,    Inc.,    a   Florida
corporation, on behalf of the corporation.



                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________